EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MH&SC, Incorporated (the “Company”) on Form 10-KSB for the period ending December 31, 2007 as filed with the U.S. Securities and Exchange Commission (the “Report”), the undersigned President, Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on his knowledge and belief: 1) the Report fully complies with the requirements of Section 13(a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cory Heitz
Cory Heitz
President, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer